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                                FOURTH AMENDMENT
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
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     Fourth Amendment dated as of February 5, 1999 to Amended and Restated
Revolving Credit Agreement (the "Fourth Amendment"), by and among FLEXTRONICS INTERNATIONAL LTD., a company incorporated in Singapore (the "Borrower"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of January 14, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain other terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Amendment to Section 1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

          Accounts Receivable. All rights of the Company or any of its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Company and its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     ss.2. Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended as follows:

     (a) Section 10.5.2 of the Credit Agreement is hereby amended by deleting ss.10.5.2 in its entirety and restating it as follows:

          10.5.2. Disposition of Assets. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the disposition of assets in the ordinary course of business, consistent with past practices (including, without limitation, (i) revolving sales of Accounts Receivable for cash pursuant to a factoring or other similar receivables sales program, and (ii) the disposition of equipment which a Borrower or such Subsidiary replaces with similar equipment within ninety (90) days of such disposition); (b) the disposition of the assets of Flextronics Sweden to Ericsson pursuant to Section M.1 of the Ericsson General Purchase Agreement (provided,

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     however, such a disposition shall constitute an Event of Default hereunder); (c) the disposition of assets set forth on Schedule 10.5.2; and
     (d) other dispositions of assets to any Person in an arms-length transaction for fair and reasonable value so long as after giving effect to each such disposition the Company has demonstrated to the satisfaction of the Agent that the aggregate amount of assets so disposed of in any fiscal year does not exceed five percent (5%) of the Consolidated Total Assets of the Company and its Subsidiaries as set forth on the most recent fiscal quarter's financial statements delivered to the Agent and the Banks; provided, that, prior to making any dispositions set forth in this ss.10.5.2(d), the Company shall have delivered to the Agent on the date of any such sale or disposition a certificate signed by an authorized officer of the Company and evidence satisfactory to the Agent showing that no Default or Event of Default has occurred and is continuing at the time of such sale or disposition and no such Default or Event of Default will exist after giving effect to such sale or disposition and evidence satisfactory to the Agent that after giving effect to such sale or disposition, the aggregate value of all Accounts Receivable still owned by the Company and its Subsidiaries in which the Agent either has a perfected first priority security interest or which Accounts Receivable are not otherwise encumbered in any respect is not less than $75,000,000.

     Notwithstanding anything to the contrary contained in this ss.10.5.2, (a) the Borrowers and their Subsidiaries shall not be permitted to dispose of any assets or take (or omit to take) any action in connection with any Asset Sale or other disposition or engage in any other transaction which action (or omission) would require any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by the Company or any of its Subsidiaries of the Subordinated Notes or any other Subordinated Debt pursuant to the Subordinated Indenture or similar agreement prior to the repayment in full in cash of all the Obligations and the termination of the Total Commitment to zero, or would violate the provisions of the Subordinated Indenture or similar agreement; (b) the Borrowers shall not directly or indirectly sell or otherwise dispose of all or substantially all of their assets; and (c) except as expressly permitted in this ss.10.5.2, neither the Borrowers nor their Subsidiaries shall sell or otherwise dispose of any capital stock of any Person which is either a Borrower or a Guarantor or is an entity the capital stock of which is pledged under the Loan Documents by such Borrower or any Guarantor, except for transfers to a Borrower or another Guarantor (with each such transfer to a Borrower or another Guarantor to be subject to the Agent's security interest therein for the benefit of the Agent and the Banks).

     (b) Section 10.6 of the Credit Agreement is hereby amended by deleting the reference to ss.10.5.2(c) contained therein and substituting in place thereof the reference to ss.10.5.2(d).

     ss.3. Conditions to Effectiveness. This Fourth Amendment shall not become effective until the Agent receives a counterpart of this Fourth Amendment, executed by the Borrower, the Guarantors and the Majority Banks.

     ss.4. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and

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delivery by the Borrower of this Fourth Amendment and the performance by the
Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     ss.5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss.6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     ss.7. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss.8. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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                                      -4-


     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

                                    FLEXTRONICS INTERNATIONAL LTD.



                                    By:____________________________________
                                    Title:

                                    BANKBOSTON, N.A.



                                    By:____________________________________
                                    Title:


                                    ABN AMRO BANK N.V.



                                    By: ___________________________________
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA



                                    By: ___________________________________
                                        Name:
                                        Title:

                                    BANQUE NATIONALE DE PARIS, SAN
                                    FRANCISCO BRANCH



                                    By: ___________________________________
                                        Name:
                                        Vice President

                                    PARIBAS



                                    By: ___________________________________
                                        Name:
                                        Title:

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                                      -5-

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                    By: ___________________________________
                                        Name:
                                        Title:

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION



                                    By: ___________________________________
                                        Name:
                                        Title:


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                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of February 5, 1999, and agrees that each of the Guarantees dated as of January 14, 1998 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                   FLEXTRONICS INTERNATIONAL USA, INC.



                                   By:____________________________________
                                   Title:


                                   FLEXTRONICS INTERNATIONAL (UK) LTD.



                                   By:____________________________________
                                   Title:


                                   FLEXTRONICS MANUFACTURING (HK) LTD.



                                   By:____________________________________
                                   Title:


                                   FLEXTRONICS SINGAPORE PTE. LTD.



                                   By:____________________________________
                                   Title:


                                   FLEXTRONICS HOLDING (UK) LTD.



                                   By:____________________________________
                                   Title:




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                                      -7-

                                   FLEXTRONICS MALAYSIA SDN BHD


                                   By:____________________________________
                                   Title:

                                   FLEXTRONICS INTERNATIONAL
                                      MARKETING (L) LTD.



                                   By:___________________________________
                                   Title:


                                   FLEXTRONICS HOLDINGS AB



                                   By:____________________________________
                                   Title:


                                   FLEXTRONICS INTERNATIONAL
                                      SWEDEN AB



                                   By:____________________________________
                                   Title:

                                   ASTRON GROUP LIMITED



                                   By:____________________________________
                                   Title:

                                   DTM PRODUCTS CORPORATION



                                   By:___________________________________
                                   Title:



                                   FLEXTRONICS MEXICO, S.A. de C.V.



                                   By:___________________________________
                                   Title: